TCW Funds, Inc.

Supplement dated January 23, 2023 to the

Statement of Additional Information dated March 1, 2022, as supplemented (the “SAI”)

For current and prospective investors in the TCW Select Equities Fund (the “Fund”):

Effective February 1, 2023, Brandon Bond, CFA, will begin serving as a portfolio manager of the Fund. Craig C. Blum, CFA, will continue to serve as a portfolio manager of the Fund.

Therefore, effective February 1, 2023, the disclosure relating to the Fund under the heading “PORTFOLIO MANAGEMENT – Ownership of Securities and Other Managed Accounts” on page 59 of the SAI is deleted in its entirety and replaced with the following:

TCW Select Equities Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Craig C. Blum, CFA							X
Brandon Bond, CFA[1]						X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Craig C. Blum, CFA	1	$382	3	$536	31	$7,817	0	$0	0	$0	1	$310
Brandon Bond, CFA[1]	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0

[1]	Information for Mr. Bond is provided as of January 19, 2023.

In addition, effective July 1, 2023, Mr. Blum will cease to be a portfolio manager of the Fund. Mr. Blum will continue to provide consulting services to the Advisor after that date. Mr. Bond will continue to serve as portfolio manager of the Fund.

Please retain this Supplement with your SAI for future reference.